                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2000
                                   ----------



                          HASTINGS ENTERTAINMENT, INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
                                  -------------
         (State or other jurisdiction of incorporation or organization)


               000-24381                              75-1386375
        ------------------------        ---------------------------------------
        (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


    3601 PLAINS BLVD, AMARILLO, TEXAS                     79102
 ----------------------------------------              -----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                 (806) 351-2300
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
              (Former name, former address and former fiscal year,
                          if changed since last report)

                          HASTINGS ENTERTAINMENT, INC.



Item 4.  Changes in Registrant's Certifying Accountant

On October 19, 2000, with the recommendation of the Audit Committee and approval of the Board of Directors, the Company engaged Ernst and Young LLP as its principal accountants. The Company has authorized KPMG to respond fully to inquiries of successor auditors concerning all issues referenced in the Company's Form 8-K dated September 29, 2000 filed with the Securities and Exchange Commission.

On August 13, 1999, the Company engaged Ernst and Young LLP to perform a Business Incentive Value Analysis (the "Analysis") for the Company and its subsidiaries. The purpose of the Analysis was to identify and implement cash and tax-driven business incentive value opportunities relevant to the Company's overall business operations. No audit opinion, interpretation of accounting principal, auditing or financial reporting issue was provided in relation to the Analysis.

                          HASTINGS ENTERTAINMENT, INC.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2000         Hastings Entertainment, Inc.
                               (Registrant)


                               By: /s/ Gaines L. Godfrey
                                   --------------------------
                                   Gaines L. Godfrey
                                   Senior Vice President,
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)